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Annual Report
March 31, 2001

CMA Connecticut
Municipal Money Fund

www.mlim.ml.com

TO OUR SHAREHOLDERS:

For the year ended March 31, 2001, CMA Connecticut Municipal Money Fund paid shareholders a net annualized yield of 3.21%.* As of March 31, 2001, the Fund's 7-day yield was 2.77%.

Economic Environment

During the six-month period ended March 31, 2001, the domestic economy experienced a sharp downturn. US gross domestic product growth for the fourth quarter of 2000 was 1.0%, a sharp decline compared to the 8.3% growth during the same period in 1999 and the 2.2% growth recorded during the third quarter of 2000. In response to this dramatic slowing, the Federal Reserve Board aggressively lowered short-term interest rates beginning with an intermeeting 50 basis point (0.50%) reduction in the Federal Funds rate in early January 2001, followed by two additional 50 basis point reductions in late January and mid-March 2001. This monetary easing lowered the Federal Funds rate to 5.0% by the end of the period. The US Treasury market performed well, moving prices higher, especially in the short-intermediate range of the maturity curve. The one-year Treasury bill, two-year Treasury note and five-year Treasury note experienced strong gains, lowering yields by 190 basis points, 170 basis points and 120 basis points, respectively. US equity prices, led by technology issues, suffered through a very difficult period. All major US equity indexes were down, led by the NASDAQ Composite Index, which lost nearly half of its value since September 30, 2000.

Investment Strategy

During the six-month period ended March 31, 2001, we followed a neutral investment strategy and maintained the Fund's average portfolio maturity in the 35-day-45-day range. In tandem with short-term US Treasury yields, Connecticut short-term note yields were sharply lower with the yield on the one-year note falling 115 basis points to end the period in the 3.05% range. Despite this drop in yields, we actively purchased municipal notes in the six-month-nine-month maturity range. The majority of the purchases were made before the drop in yields, which provided the Fund with returns in the 4.0%-4.1% range. Because the Fund experienced strong asset inflows during the period, these municipal note purchases were instrumental in maintaining an appropriate level of asset diversification. In addition, the municipal note sector of the Fund's portfolio performed well especially since year end when strong demand for short-term municipal securities moved variable rate demand yields considerably lower. The Fund's tax-exempt commercial paper holdings also performed well. We purchased commercial paper securities with maturities ranging from late February 2001 to early April 2001. We did this in anticipation of the drop in short-term yields that occurred after year end, and these securities enhanced the Fund's performance through the first quarter of 2001. Finally, the strategy we

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

implemented during the 12-month period ended March 31, 2001 enabled us to meet the Fund's primary investment goals: to provide shareholders with a high-quality diversified portfolio, preservation of capital and a competitive yield relative to the Fund's Lipper, Inc. category.

In the coming months three factors will play important roles in the direction of short-term municipal yields. First, there are the efforts of the Federal Reserve Board to rejuvenate the domestic economy with further interest rate reductions. By March 31, 2001, US Treasury investors had priced in an additional 75 basis points in monetary easings, which, if implemented, would increase the downward pressure on short-term municipal yields. Second, there are income tax payment outflows that will begin in mid-April. The Fund enters this period well-positioned to meet the increased redemptions that traditionally occur at this time and to take advantage of the expected rise in variable rate yields that occurs as demand for these products lessens. Third, we have the commencement of the note issuance season in June. State and local municipalities have already begun to experience the effect of the slowing economy. For the first time in several years, tax revenues in many regions are coming in below forecasted levels and the drop in revenues may translate into increased issuance in coming months. Finally, we anticipate that the Fund's average portfolio maturity will be extended in the upcoming months as our existing put and note positions mature and are repurchased or reinvested in new issuance.

In Conclusion

We thank you for your continued support of CMA Connecticut Municipal Money Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Steven T. Lewis

Steven T. Lewis
Vice President and Portfolio Manager

May 2, 2001

CMA CONNECTICUT MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2001                      (IN THOUSANDS)

                        Face
State                  Amount                                  Issue                                                      Value
--------------------------------------------------------------------------------------------------------------------------------
Connecticut--         $ 5,200          Avon, Connecticut, GO, BAN, 4.50% due 7/18/2001 ...............................  $  5,205
93.8%                   7,730          Brookfield, Connecticut, GO, BAN, 4.60% due 10/01/2001 ........................     7,745
                                       Connecticut, Regional School District, BAN:
                        4,374                Number 7, 4.75% due 4/04/2001 ...........................................     4,374
                        7,500                Number 9, 4.50% due 5/22/2001 ...........................................     7,504
                       10,000                Number 18, 3.50% due 6/14/2001 ..........................................    10,011
                        1,000          Connecticut, Regional School District, GO, BAN, Number 9, 3.44%
                                       due 5/22/2001 .................................................................     1,000
                       10,815          Connecticut State Airport Revenue Bonds (Bradley International Airport),
                                       FLOATS, Series A-60, 3.35% due 10/01/2004 (b)(d) ..............................    10,815
                       22,885          Connecticut State Development Authority, Health Care Revenue Refunding
                                       Bonds (Independent Living Project), VRDN, 3.25% due 7/01/2015 (d) .............    22,885
                                       Connecticut State Development Authority, IDR, VRDN (d):
                        3,305                (Connecticut Spring and Stamping Corp.), AMT, 3.30% due 9/01/2008 .......     3,305
                        3,000                (Reflexite Corporation Project), Series A, 3.30% due 8/01/2013 ..........     3,000
                        3,100                (Reflexite Corporation Project), Series B, 3.30% due 8/01/2013 ..........     3,100
                        6,700                (Wyre Wynd Corporation Project), AMT, 3.25% due 12/01/2008 ..............     6,700
                       19,200          Connecticut State Development Authority, PCR (Connecticut Light and
                                       Power Company Project), VRDN, AMT, Series A, 3.20% due 5/01/2031 (a)(d) .......    19,200
                       15,000          Connecticut State Development Authority, PCR, Refunding
                                       (New England Power Company), TECP, 3.35% due 4/01/2001 ........................    15,000
                       15,500          Connecticut State Development Authority Revenue Bonds
                                       (Solid Waste Project--Rand-Whitney Container Board), VRDN,
                                       AMT, 2.95% due 8/01/2023 (d) ..................................................    15,500
                       13,630          Connecticut State, GO, Refunding, Series C, 5.50% due 11/01/2001 ..............    13,727
                        7,300          Connecticut State, HFA, M/F Housing Revenue Bonds (Elm Haven), VRDN,
                                       AMT, Series A, 3.50% due 12/01/2017 (d) .......................................     7,300
                                       Connecticut State, HFA, Revenue Bonds (Housing Mortgage
                                       Finance Program), VRDN (d):
                       12,232                Series D, 3.25% due 11/15/2024 ..........................................    12,232
                       14,600                Series G, 3.45% due 5/15/2018 (a) .......................................    14,600

Portfolio Abbreviations for CMA Connecticut Municipal Money Fund

AMT           Alternative Minimum Tax (subject to)
BAN           Bond Anticipation Notes
CP            Commercial Paper
FLOATS        Floating Rate Securities
GO            General Obligation Bonds
HFA           Housing Finance Agency
IDR           Industrial Development Revenue Bonds
M/F           Multi-Family
MSTR          Municipal Securities Trust Receipts
PCR           Pollution Control Revenue Bonds
TECP          Tax-Exempt Commercial Paper
UPDATES       Unit Price Demand Adjustable Tax-Exempt Securities
VRDN          Variable Rate Demand Notes

CMA CONNECTICUT MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2001 (CONTINUED)          (IN THOUSANDS)

                        Face
State                  Amount                                  Issue                                                      Value
--------------------------------------------------------------------------------------------------------------------------------
Connecticut           $ 8,200          Connecticut State, HFA, Revenue Refunding Bonds (Housing Mortgage
(continued)                            Finance Program), VRDN, Sub-Series D-3, 2.90% due 11/15/2028 (d) ..............  $  8,200
                                       Connecticut State Health and Educational Facilities Authority Revenue Bonds:
                        2,185                (Charlotte Hungerford), VRDN, Series C, 3.25% due 7/01/2013 (d) .........     2,185
                        9,600                (Hospital of St. Raphael), VRDN, Series J, 2.90% due 7/01/2022 (d) ......     9,600
                        2,500                (Hospital of St. Raphael), VRDN, Series K, 2.90% due 7/01/2022 (d) ......     2,500
                        9,900                (The Hotchkiss School), VRDN, Series A, 3.10% due 7/01/2030 (d) .........     9,900
                        7,100                (Rectory School), VRDN, Series A, 3.20% due 7/01/2030 (d) ...............     7,100
                       18,200                (Stamford Hospital), UPDATES, Series H, 2.90% due 7/01/2024 (d) .........    18,200
                        2,100                (Summerwood University Park), VRDN, Series A, 2.90% due 7/01/2030 (d) ...     2,100
                        2,705                (Yale-New Haven Hospital Project), Series E, 4.75% due 6/01/2001 (b) ....     2,705
                        8,390                (Yale University), CP, Series S, 2.80% due 4/02/2001 ....................     8,390
                       11,765                (Yale University), CP, Series S, 4.30% due 4/06/2001 ....................    11,765
                       11,200                (Yale University), CP, Series S, 2.85% due 5/22/2001 ....................    11,200
                        7,500                (Yale University), CP, Series S, 2.85% due 6/01/2001 ....................     7,500
                        8,900                (Yale University), CP, Series S, 3.05% due 6/12/2001 ....................     8,900
                       19,350                (Yale University), VRDN, Series T-1, 3.25% due 7/01/2029 (d) ............    19,350
                        8,600                (Yale University), VRDN, Series T-2, 3.25% due 7/01/2029 (d) ............     8,600
                       40,840                (Yale University), VRDN, Series U, 3.10% due 7/01/2033 (d) ..............    40,840
                       42,255                (Yale University), VRDN, Series U-2, 3.10% due 7/01/2033 (d) ............    42,255
                                       Connecticut State Health and Educational Facilities Authority, Revenue
                                       Refunding Bonds, VRDN (d):
                       26,770                (Ascension Health Credit), Series B, 3.65% due 11/15/2029 ...............    26,770
                        2,300                (Kent School Corporation), Series C, 3.15% due 7/01/2030 (e) ............     2,300
                       10,000          Connecticut State Revenue Bonds, VRDN, Series A, 3.15% due 2/15/2021 (d) ......    10,000
                        1,600          Connecticut State Special Assessment Revenue Bonds (Second Injury Fund),
                                       CP, 3% due 4/05/2001 ..........................................................     1,600
                       19,000          Connecticut State Special Assessment, Unemployment Compensation
                                       Advisory Fund Revenue Bonds (Connecticut Unemployment), Series C,
                                       4.35% due 7/01/2001 (b) .......................................................    19,000
                        5,000          Connecticut State Special Assessment, Unemployment Compensation
                                       Advisory Fund Revenue Refunding Bonds (Connecticut Unemployment),
                                       Series A, 5.50% due 5/15/2001 (a) .............................................     5,007
                                       Connecticut State Special Tax Obligation Revenue Bonds, Transportation
                                       Infrastructure, VRDN (d):
                       31,615                Second Lien, Series 1, 3.25% due 12/01/2010 .............................    31,615
                        7,200                Series 1, 3.10% due 9/01/2020 (b) .......................................     7,200
                        8,950          Eagle Tax-Exempt Trust, Connecticut, GO, VRDN, Series 94-0701, Class A,
                                       3.30% due 8/15/2012 (d) .......................................................     8,950
                        1,750          East Granby, Connecticut, BAN, 3.75% due 11/01/2001 ...........................     1,756
                        4,600          Hartford, Connecticut, Redevelopment Agency, M/F Mortgage
                                       Revenue Refunding Bonds (Underwood Tower Project), VRDN,
                                       3.25% due 6/01/2020 (c)(d) ....................................................     4,600
                        3,707          Montville, Connecticut, GO, BAN, 4.50% due 7/27/2001 ..........................     3,710

CMA CONNECTICUT MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2001 (CONCLUDED)          (IN THOUSANDS)

                        Face
State                  Amount                                  Issue                                                      Value
--------------------------------------------------------------------------------------------------------------------------------
Connecticut                            New Britain, Connecticut, GO:
(concluded)           $ 3,310                BAN, 4.50% due 4/12/2001 ................................................  $  3,311
                        2,810                VRDN, 3.15% due 4/01/2013 (a)(d) ........................................     2,810
                        4,030                VRDN, Series B, 3.40% due 4/01/2020 (a)(d) ..............................     4,030
                       15,000          New Haven, Connecticut, BAN, 4.625% due 5/09/2001 .............................    15,004
                        3,000          Norwich, Connecticut, GO, BAN, 4.35% due 5/15/2001 ............................     3,001
                        3,390          Rocky Hill, Connecticut, GO, BAN, 4.50% due 9/14/2001 .........................     3,394
                        8,600          Stamford, Connecticut, GO, BAN, 5.25% due 5/02/2001 ...........................     8,606
                        3,000          Stonington, Connecticut, GO, BAN, 3.25% due 5/15/2001 .........................     3,000
                       11,488          Trumbull, Connecticut, GO, BAN, 3.50% due 9/17/2001 ...........................    11,525
                                       West Haven, Connecticut, GO, BAN:
                        8,850                4.30% due 4/04/2001 .....................................................     8,850
                        5,900                4.50% due 7/17/2001 .....................................................     5,904
                        7,880          Wolcott, Connecticut, GO, BAN, 4.75% due 8/09/2001 ............................     7,893
--------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--          12,966          Government Development Bank of Puerto Rico, TECP, 2.25% due 4/23/2001 .........    12,966
4.8%                    4,000          Puerto Rico Commonwealth, FLOATS, Series PMD-8,
                                       3.18% due 7/01/2026 (d)(e) ....................................................     4,000
                        3,450          Puerto Rico Commonwealth, Highway and Transportation Authority,
                                       Transportation Revenue Bonds, FLOATS, Series PMD-9,
                                       3.18% due 7/01/2026 (c)(d) ....................................................     3,450
                                       Puerto Rico Electric Power Authority, Power Revenue Bonds, MSTR,
                                       VRDN (d)(e):
                        7,000                Series SGA-43, 3.50% due 7/01/2022 ......................................     7,000
                        3,635                Series SGA 44, 3.50% due 7/01/2023 ......................................     3,635
--------------------------------------------------------------------------------------------------------------------------------
                                       Total Investments (Cost--$635,380*)--98.6% ....................................   635,380

                                       Other Assets Less Liabilities--1.4% ...........................................     8,980
                                                                                                                        --------
                                       Net Assets--100.0% ............................................................  $644,360
                                                                                                                        ========
================================================================================================================================

(a)   AMBAC Insured.

(b)   FGIC Insured.

(c)   FSA Insured.

(d) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 2001.

(e)   MBIA Insured.

*     Cost for Federal income tax purposes.

See Notes to Financial Statements.

CMA CONNECTICUT MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2001

Assets:
Investments, at value (identified cost--$635,380,192) ............................                               $   635,380,192
Cash .............................................................................                                       616,279
Receivables:
    Interest .....................................................................    $      4,869,999
    Securities sold ..............................................................           4,001,767                 8,871,766
                                                                                      ----------------
Prepaid registration fees and other assets .......................................                                        71,016
                                                                                                                ----------------
Total assets .....................................................................                                   644,939,253
                                                                                                                ----------------
Liabilities:
Payables:
    Investment adviser ...........................................................             244,737
    Distributor ..................................................................             200,218                   444,955
                                                                                      ----------------
Accrued expenses and other liabilities ...........................................                                       134,032
                                                                                                                ----------------
Total liabilities ................................................................                                       578,987
                                                                                                                ----------------
Net Assets .......................................................................                              $    644,360,266
                                                                                                                ================
Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of shares
authorized .......................................................................                              $     64,453,403
Paid-in capital in excess of par .................................................                                   580,029,218
Accumulated realized capital losses--net .........................................                                      (122,355)
                                                                                                                ----------------
Net Assets--Equivalent to $1.00 per share based on 644,534,029 shares of
beneficial interest outstanding ..................................................                              $    644,360,266
                                                                                                                ================

See Notes to Financial Statements.

CMA CONNECTICUT MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2001

Investment Income:
Interest and amortization of premium and discount earned .........................                              $     22,623,677

Expenses:
Investment advisory fees .........................................................    $      2,874,515
Distribution fees ................................................................             735,224
Accounting services ..............................................................             162,837
Professional fees ................................................................              55,016
Transfer agent fees ..............................................................              49,062
Custodian fees ...................................................................              36,805
Registration fees ................................................................              24,788
Printing and shareholder reports .................................................              22,730
Pricing fees .....................................................................               4,908
Trustees' fees and expenses ......................................................               3,552
Other ............................................................................               8,963
                                                                                      ----------------
Total expenses ...................................................................                                     3,978,400
                                                                                                                ----------------
Investment income--net ...........................................................                                    18,645,277
Realized Gain on Investments--Net ................................................                                         6,422
                                                                                                                ----------------
Net Increase in Net Assets Resulting from Operations .............................                              $     18,651,699
                                                                                                                ================

See Notes to Financial Statements.

CMA CONNECTICUT MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   For the Year Ended March 31,
                                                                              -------------------------------------
Increase (Decrease) in Net Assets:                                                  2001                  2000
-------------------------------------------------------------------------------------------------------------------
Operations:
Investment income--net .................................................      $    18,645,277       $    13,390,182
Realized gain (loss) on investments--net ...............................                6,422               (20,250)
                                                                              ---------------       ---------------
Net increase in net assets resulting from operations ...................           18,651,699            13,369,932
                                                                              ---------------       ---------------
Dividends to Shareholders:
Dividends to shareholders from investment income--net ..................          (18,645,277)          (13,390,182)
                                                                              ---------------       ---------------
Beneficial Interest Transactions:
Net proceeds from sale of shares .......................................        2,091,016,940         2,069,665,548
Value of shares issued to shareholders in reinvestment of dividends ....           18,644,960            13,390,248
                                                                              ---------------       ---------------
                                                                                2,109,661,900         2,083,055,796
Cost of shares redeemed ................................................       (2,088,799,100)       (1,941,177,781)
                                                                              ---------------       ---------------
Net increase in net assets derived from beneficial interest transactions           20,862,800           141,878,015
                                                                              ---------------       ---------------
Net Assets:
Total increase in net assets ...........................................           20,869,222           141,857,765
Beginning of year ......................................................          623,491,044           481,633,279
                                                                              ---------------       ---------------
End of year ............................................................      $   644,360,266       $   623,491,044
                                                                              ===============       ===============

See Notes to Financial Statements.

CMA CONNECTICUT MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived
from information provided in the financial statements.                         For the Year Ended March 31,
                                                       ---------------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                    2001            2000            1999            1998            1997
----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year ................    $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                       -----------     -----------     -----------     -----------     -----------
Investment income--net ............................            .03             .03             .03             .03             .03
Realized gain (loss) on investments--net ..........             --+             --+             --+             --+             --+
                                                       -----------     -----------     -----------     -----------     -----------
Total from investment operations ..................            .03             .03             .03             .03             .03
                                                       -----------     -----------     -----------     -----------     -----------
Less dividends from investment income--net ........           (.03)           (.03)           (.03)           (.03)           (.03)
                                                       -----------     -----------     -----------     -----------     -----------
Net asset value, end of year ......................    $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                       ===========     ===========     ===========     ===========     ===========
Total Investment Return ...........................          3.21%           2.66%           2.62%           2.93%           2.81%
                                                       ===========     ===========     ===========     ===========     ===========
Ratios to Average Net Assets:
Expenses ..........................................           .67%            .67%            .70%            .69%            .71%
                                                       ===========     ===========     ===========     ===========     ===========
Investment income--net ............................          3.16%           2.63%           2.58%           2.88%           2.76%
                                                       ===========     ===========     ===========     ===========     ===========
Supplemental Data:
Net assets, end of year (in thousands) ............    $   644,360     $   623,491     $   481,633     $   453,295     $   339,931
                                                       ===========     ===========     ===========     ===========     ===========

+     Amount is less than $.01 per share.

See Notes to Financial Statements.

CMA CONNECTICUT MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

CMA Connecticut Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the demand notice payment period. In the case of a floating rate instrument, the remaining maturity is the next coupon date on which the interest rate is to be adjusted.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Expenses--Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Trust.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion.

CMA CONNECTICUT MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services were provided to the Fund by FAM through December 31, 2000. Up to this date, the Fund reimbursed FAM $118,038 for these services. As of January 1, 2001, accounting services are provided to the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the cost of these services. In addition, the Fund will reimburse FAM for the cost of certain additional accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:

The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:

At March 31, 2001, the Fund had a net capital loss carryforward of approximately $99,000 of which $10,000 expires in 2002, $27,000 expires in 2003, $2,000 expires in 2005, $40,000 expires in 2006 and $20,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

CMA CONNECTICUT MUNICIPAL MONEY FUND
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, CMA Connecticut Municipal Money Fund of CMA Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA Connecticut Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Connecticut Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
May 2, 2001

CMA CONNECTICUT MUNICIPAL MONEY FUND
IMPORTANT TAX INFORMATION (UNAUDITED)

All of the net investment income distributions paid daily by CMA Connecticut Municipal Money Fund of CMA Multi-State Municipal Series Trust during its taxable year ended March 31, 2001 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

CMA CONNECTICUT MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES

Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Roscoe S. Suddarth--Trustee
Richard R. West--Trustee
Edward D. Zinbarg--Trustee
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Donald C. Burke--Vice President and
   Treasurer
Phillip S. Gillespie--Secretary

--------------------------------------------------------------------------------
Arthur Zeikel, Trustee of CMA Connecticut Municipal Money Fund, has recently retired. The Fund's Board of Trustees wishes Mr. Zeikel well in his retirement.
--------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

*     For inquiries regarding your CMA account, call (800) CMA-INFO [(800)
      262-4636].

[LOGO] Merrill Lynch Investment Managers

                                                              [GRAPHICS OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

CMA Connecticut
Municipal Money Fund
Box 9011
Princeton, NJ
08543-9011

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